Trade and other payables and accrued expenses (Tables)	12 Months Ended
Dec. 31, 2025
Trade and other payables and accrued expenses.
Schedule of trade and other payables and accrued expenses

	As of
	December 31,
In CHF thousands	2025	2024
Trade and other payables	2,068	2,658
Total trade and other payables	2,068	2,658

Accrued research and development costs	2,410	6,505
Accrued payroll expenses	4,238	4,176
Restructuring provision	290	—
Other accrued expenses	1,128	1,417
Total accrued expenses	8,067	12,098